UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2015

CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54970	90-0885534
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2015, the Board of Directors of Corporate Property Associates 18 — Global Incorporated (the “Company”) appointed Mr. Hisham A. Kader as the Company’s Chief Financial Officer. On the same day, Ms. Catherine D. Rice resigned from her role as the Company’s Chief Financial Officer; she will remain a Managing Director of the Company.  Mr. Kader, age 46, has served as Chief Accounting Officer of the Company since September 2012, in addition to serving in various capacities for the Company’s sponsor, W. P. Carey Inc. (“W. P. Carey”), including most recently as its Chief Financial Officer.  Mr. Kader resigned from his position as the Company’s Chief Accounting Officer on the same day.  Before joining W. P. Carey in June 2011, Mr. Kader served as a Director in the Transaction Services practice at PricewaterhouseCoopers LLP (“PwC”). He joined PwC in 1997 in New York and subsequently spent six years at their offices in Sydney and Brussels, during which time he specialized in advisory services focusing on mergers and acquisitions, capital raising transactions, finance effectiveness and accounting standards conversions. He is a Certified Public Accountant licensed in the state of New York.  Mr. Kader holds a B.E. in Electronics and Communication Engineering from the Manipal Institute of Technology in India, a M.B.A. in Finance from the University of Illinois at Urbana-Champaign and a M.S. in Accounting from Pace University.

To replace Mr. Kader as the Company’s Chief Accounting Officer, the Board of Directors appointed Ms. ToniAnn Sanzone as the Company’s Chief Accounting Officer.  Ms. Sanzone, age 38, has served as the Company’s Global Corporate Controller since February 2014 and in that position was responsible for the accounting operations of the Company, in addition to serving in various capacities for W. P. Carey, including most recently as its Chief Accounting Officer.  Prior to joining W. P. Carey in April 2013, Ms. Sanzone served as Corporate Controller from 2006 to 2013 at iStar Financial Inc., a publicly traded, fully integrated finance and investment company, where she oversaw accounting, financial reporting, tax and internal audit.  From 2004 to 2006, Ms. Sanzone served in various accounting and financial reporting roles at Bed Bath and Beyond, Inc., a publicly traded company.  Ms. Sanzone also held various positions in the assurance and advisory services practice of Deloitte LLP from 1998 to 2004.  Ms. Sanzone is a Certified Public Accountant licensed in the states of New York and New Jersey.  She graduated magna cum laude with a B.S. in Accounting from Long Island University, C.W. Post.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 18 - Global Incorporated

Date: August 10, 2015	By:	/s/ Thomas E. Zacharias
Thomas E. Zacharias
Chief Operating Officer